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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Oakridge Energy, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 10-KSB for the fiscal year ended February 28, 2005 (the "Form 10-KSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Act and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the period presented in the Form 10-KSB.


Date: May 31, 2005                           /s/ Sandra Pautsky
                                             -----------------------------------
                                             Sandra Pautsky, President and
                                              Principal Executive Officer
                                              of Oakridge Energy, Inc.



                                             /s/ Carol J. Cooper
                                             -----------------------------------
                                             Carol J. Cooper, Principal
                                              Financial Officer of
                                              Oakridge Energy, Inc.